Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending December 31, 2010

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of February 1, 2011, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2010

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

Cincinnati Financial Corporation
Quick Reference - Fourth Quarter 2010
(all data shown is for the three months ended or as of December 31, 2010)

	12/31/2010	Year over year change %		12/31/2010	Year over year change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$524	4	Commercial lines loss and loss expenses	$319	(10)
Personal lines net written premiums	183	10	Personal lines loss and loss expenses	130	27
Excess & surplus lines net written premiums	15	36	Excess & surplus lines loss and loss expenses	6	20
Property casualty net written premiums	722	6	Life and accident and health losses and policy benefits	41	(2)
Life and accident and health net written premiums	47	7	Underwriting, acquisition and insurance expenses	249	(2)
Annuity net written premiums	48	(29)	Other operating expenses	5	(17)
Life, annuity and accident and health net written premiums	95	(15)	Interest expenses	14	0
Commercial lines net earned premiums	546	3	Total benefits & expenses	762	(2)
Personal lines net earned premiums	186	8	Income before income taxes	174	(51)
Excess & surplus lines net earned premiums	13	44	Total income tax	48	(56)
Property casualty net earned premiums	745	4
Fee revenue	1	0	Balance Sheet:
Life and accident and health net earned premiums	38	(3)
Investment income	130	(1)	Fixed maturity investments	$8,383
Realized gains on investments	19	(92)	Equity securities	3,041
Other revenue	3	50	Short-term investments	-
Total revenues	936	(17)	Other invested assets	84
			Total invested assets	$11,508

Income:			Equity in net assets of subsidiaries	$4,695

			Loss and loss expense reserves	$4,200
Operating income	$113	31	Total debt	790
Net realized investment gains and losses	13	(92)	Shareholders' equity	5,032
Net income	126	(49)
			Key ratios:
Per share (diluted):
			Commercial lines GAAP combined ratio	90.6%
Operating income	$0.70	32	Personal lines GAAP combined ratio	101.9
Net realized investment gains and losses	0.07	(92)	Property casualty GAAP combined ratio	93.1
Net income	0.77	(49)
Book value	30.91	6	Commercial lines STAT combined ratio	91.9%
Weighted average shares – diluted	163,392,133	0	Personal lines STAT combined ratio	102.5
			Property casualty STAT combined ratio	94.2

			Value creation ratio	1.7%

Cincinnati Financial Corporation
Consolidated Statements of Income for the Twelve Months Ended December 31, 2010

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$3,090	$-	$-	$-	$-	$3,090
Life	-	-	204	-	-	-	204
Accident health	-	-	7	-	-	-	7
Premiums ceded	-	(166)	(53)	-	-	-	(219)
Total earned premium	-	2,924	158	-	-	-	3,082
Investment income	41	348	129	-	-	-	518
Realized gain on investments	17	140	3	(1)	-	-	159
Fee revenue	-	4	-	-	-	-	4
Other revenue	15	1	1	7	-	(15)	9
Total revenues	$73	$3,417	$291	$6	$-	$(15)	$3,772

Benefits & expenses:
Losses & policy benefits	$-	$2,020	$233	$-	$-	$(5)	$2,248
Reinsurance recoveries	-	(5)	(63)	-	-	-	(68)
Underwriting, acquisition and insurance expenses	-	960	61	-	-	-	1,021
Other operating expenses	23	-	-	4	-	(11)	16
Interest expense	53	-	-	1	-	-	54
Total expenses	$76	$2,975	$231	$5	$-	$(16)	$3,271

Income (loss) before income taxes	$(3)	$442	$60	$1	$-	$1	$501

Provision (benefit) for income taxes:
Current operating income	$(15)	$55	$(4)	$1	$-	$-	$37
Capital gains/losses	6	50	1	-	-	-	57
Deferred	2	4	25	(1)	-	-	30
Total provision (benefit) for income taxes	$(7)	$109	$22	$-	$-	$-	$124

Operating income (loss)	$(7)	$243	$36	$2	$-	$1	$275

Net income - current year	$4	$333	$38	$1	$-	$1	$377

Net income (loss) - prior year	$80	$329	$22	$-	$(1)	$2	$432

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2010

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$787	$-	$-	$-	$-	$787
Life	-	-	52	-	-	-	52
Accident health	-	-	2	-	-	-	2
Premiums ceded	-	(42)	(16)	-	-	-	(58)
Total earned premium	-	745	38	-	-	-	783
Investment income	10	88	32	-	-	-	130
Realized gain (loss) on investments	3	12	4	-	-	-	19
Fee revenue	-	1	-	-	-	-	1
Other revenue	4	-	1	2	-	(4)	3
Total revenues	$17	$846	$75	$2	$-	$(4)	$936

Benefits & expenses:
Losses & policy benefits	$-	$482	$59	$-	$-	$(1)	$540
Reinsurance recoveries	-	(28)	(18)	-	-	-	(46)
Underwriting, acquisition and insurance expenses	-	239	10	-	-	-	249
Other operating expenses	6	-	-	1	-	(2)	5
Interest expense	13	-	-	1	-	-	14
Total expenses	$19	$693	$51	$2	$-	$(3)	$762

Income (loss) before income taxes	$(2)	$153	$24	$-	$-	$(1)	$174

Provision (benefit) for income taxes:
Current operating income	$(15)	$19	$-	$-	$-	$-	$4
Capital gains/losses	1	4	1	-	-	-	6
Deferred	12	19	7	-	-	-	38
Total provision (benefit) for income taxes	$(2)	$42	$8	$-	$-	$-	$48

Operating income (loss)	$(2)	$103	$13	$-	$-	$(1)	$113

Net income - current year	$-	$111	$16	$-	$-	$(1)	$126

Net income - prior year	$28	$200	$17	$-	$-	$-	$245

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

	Years ended December 31,
(Dollars in millions except per share data)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Net income	$377	$432	$429	$855	$930	$602	$584	$374	$238	$193
One-time item	-	-	-	-	-	-	-	15	-	-
Net income before one-time item	377	432	429	855	930	602	584	359	238	193
Net realized investment gains and losses	103	217	85	245	434	40	60	(27)	(62)	(17)
Operating income before one-time item	274	215	344	610	496	562	524	386	300	210
Less catastrophe losses	(96)	(107)	(132)	(17)	(113)	(82)	(96)	(63)	(57)	(42)
Operating income before catastrophe losses and one-time item	$370	$322	$476	$627	$609	$644	$620	$449	$357	$252

Diluted per share data
Net income	$2.31	$2.65	$2.62	$4.97	$5.30	$3.40	$3.28	$2.10	$1.32	$1.07
One-time item	-	-	-	-	-	-	-	0.09	-	-
Net income before one-time item	2.31	2.65	2.62	4.97	5.30	3.40	3.28	2.01	1.32	1.07
Net realized investment gains and losses	0.63	1.33	0.52	1.43	2.48	0.23	0.34	(0.15)	(0.35)	(0.10)
Operating income before one-time item	1.68	1.32	2.10	3.54	2.82	3.17	2.94	2.16	1.67	1.17
Less catastrophe losses	(0.59)	(0.66)	(0.81)	(0.10)	(0.65)	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)
Operating income before catastrophe losses and one-time item	$2.27	$1.98	$2.91	$3.64	$3.47	$3.63	$3.48	$2.51	$1.98	$1.40

Return on equity
Return on average equity	7.7%	9.7%	8.5%	13.4%	14.4%	9.8%	9.4%	6.3%	4.1%	3.2%
One-time item	-	-	-	-	-	-	-	(0.3)	-	-
Return on average equity before one-time item	7.7%	9.7%	8.5%	13.4%	14.4%	9.8%	9.4%	6.0%	4.1%	3.2%

Value creation ratio
Book value per share growth	5.7%	13.6%	(27.9)%	(9.3)%	12.9%	(2.0)%	1.4%	11.7%	(6.5)%	(0.5)%
Shareholder dividend declared as a percentage of beginning book value	5.4	6.1	4.4	3.6	3.8	3.4	3.0	2.9	2.4	2.2
Value creation ratio	11.1%	19.7%	(23.5)%	(5.7)%	16.7%	1.4%	4.4%	14.5%	(4.1)%	1.7%

Investment income
Investment income, net of expenses	$518	$501	$537	$608	$570	$526	$492	$465	$445	$421
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$5,818	$5,924	$5,804	$5,759	$5,663	$5,521	$5,169	$4,804
Equities (fair value)	2,175	1,927	1,862	2,013	1,910	2,477	2,247	1,986
Short-term investments (fair value)	-	-	-	-	5	10	11	13
Fixed maturities - pretax net unrealized gain (loss)	314	494	363	287	242	301	25	(36)
Equities - pretax net unrealized gain	608	476	457	635	592	594	487	347
Loss and loss expense reserves - STAT	3,756	3,799	3,781	3,689	3,639	3,656	3,674	3,555
Equity GAAP	4,656	4,652	4,429	4,506	4,405	4,283	3,795	3,512
Surplus - STAT	3,777	3,641	3,537	3,692	3,648	3,472	3,241	3,105

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$2,315	$2,267	$2,259	$2,055	$1,927	$1,868	$1,694	$1,534
Equities (fair value)	103	108	100	114	108	123	103	89
Short-term investments (fair value)	-	-	-	-	-	1	1	-
Fixed maturities - pretax net unrealized gain (loss)	148	215	154	110	72	67	(43)	(94)
Equities - pretax net unrealized gain (loss)	(4)	1	(7)	7	1	11	(8)	(27)
Equity - GAAP	748	775	729	700	666	653	563	454
Surplus - STAT	303	316	307	310	300	283	270	254

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$4,309	$4,183	$4,304	$4,351	$4,295	$4,366	$4,367	$4,362
Equities (fair value)	2,432	3,210	3,537	4,226	4,595	5,201	5,411	5,472
Short-term investments (fair value)	19	162	-	51	50	19	72	3
Fixed maturities - pretax net unrealized gain (loss)	(108)	(132)	(33)	39	58	23	(30)	44
Equities - pretax net unrealized gain	627	1,012	1,227	1,831	2,077	2,657	2,917	3,017
Loss and loss expense reserves - STAT	3,494	3,507	3,534	3,448	3,398	3,461	3,374	3,373
Equity GAAP	3,667	3,947	4,011	4,498	4,784	5,282	5,404	5,272
Surplus - STAT	3,360	3,687	3,650	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,467	$1,483	$1,551	$1,534	$1,465	$1,475	$1,415	$1,384
Equities (fair value)	122	200	265	307	371	459	478	539
Short-term investments (fair value)	-	-	-	-	51	18	29	16
Fixed maturities - pretax net unrealized gain (loss)	(115)	(79)	(35)	-	6	4	(4)	20
Equities - pretax net unrealized gain	(7)	61	92	127	162	225	254	305
Equity - GAAP	471	530	617	661	685	724	730	739
Surplus - STAT	290	371	420	453	477	485	491	483

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2010	2009	Change	% Change	2010	2009	Change	% Change
Underwriting income
Net premiums written	$721	$680	$41	6	$2,963	$2,911	$52	2
Unearned premiums increase	(24)	(33)	9	27	39	-	39	nm
Earned premiums	$745	$713	$32	4	$2,924	$2,911	$13	nm

Losses incurred	$356	$356	$-	nm	$1,652	$1,706	$(54)	(3)
Allocated loss expenses incurred	50	53	(3)	(6)	178	183	(5)	(3)
Unallocated loss expenses incurred	48	55	(7)	(13)	185	197	(12)	(6)
Other underwriting expenses incurred	236	227	9	4	960	936	24	3
Workers compensation dividend incurred	4	4	-	nm	14	17	(3)	(18)

Total underwriting deductions	$694	$695	$(1)	nm	$2,989	$3,039	$(50)	(2)
Net underwriting gains (losses)	$51	$18	$33	183	$(65)	$(128)	$63	49

Investment income
Gross investment income earned	$91	$91	$-	nm	$360	$346	$14	4
Net investment income earned	90	90	-	nm	355	341	14	4
Net realized capital gains	6	127	(121)	(95)	90	143	(53)	(37)
Net investment gains (excl. subs)	$96	$217	$(121)	(56)	$445	$484	$(39)	(8)
Dividend from subsidiary	-	-	-	nm	-	-	-	nm
Net investment gains (net of tax)	$96	$217	$(121)	(56)	$445	$484	$(39)	(8)

Other income	$1	$(9)	$10	nm	$4	$(5)	$9	nm

Net income before federal income taxes	$148	$226	$(78)	(35)	$384	$351	$33	9
Federal and foreign income taxes incurred	$19	$7	$12	171	$53	$1	$52	nm
Net income (statutory)	$129	$219	$(90)	(41)	$331	$350	$(19)	(5)

*	Dollaramounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed withthe appropriate regulatory bodies.
*	ExcludesCSU Producers Resources Inc.

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(In millions)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Detail
New losses greater than $4,000,000	$15	$17	$11	$6	$9	$18	$21	$9	$17	$30	$34	$48	$49	$57
New losses $1,000,000-$4,000,000	43	36	30	35	37	43	39	28	64	67	100	110	142	147
New losses $250,000-$1,000,000	47	46	52	52	48	56	47	62	104	109	150	164	200	212
Case reserve development above $250,000	45	66	30	37	89	51	70	56	68	125	134	177	178	265
Large losses subtotal	$150	$165	$123	$130	$183	$168	$177	$155	$253	$331	$418	$499	$569	$681
IBNR incurred	18	16	11	12	19	12	39	18	23	58	41	69	59	89
Catastrophe losses incurred	5	28	99	15	(12)	6	118	53	114	171	143	177	148	165
Remaining incurred	184	228	241	228	166	182	191	232	468	422	694	605	876	771
Total losses incurred	$357	$437	$474	$385	$356	$368	$525	$458	$858	$982	$1,296	$1,350	$1,652	$1,706
Commercial Lines Loss Detail
New losses greater than $4,000,000	$10	$17	$11	$6	$9	$13	$21	$9	$17	$30	$34	$43	$44	$52
New losses $1,000,000-$4,000,000	38	28	22	32	34	33	36	26	54	62	82	96	120	130
New losses $250,000-$1,000,000	31	37	40	40	35	44	39	47	80	86	117	129	148	164
Case reserve development above $250,000	41	62	29	32	83	49	63	51	61	114	123	163	164	245
Large losses subtotal	$120	$144	$102	$110	$161	$139	$159	$133	$212	$292	$356	$431	$476	$591
IBNR incurred	19	10	7	9	28	11	37	18	17	56	27	67	45	95
Catastrophe losses incurred	5	17	57	10	(10)	(7)	57	14	66	71	84	64	89	54
Remaining incurred	97	141	152	152	88	113	113	156	304	268	444	382	542	470
Total losses incurred	$241	$312	$318	$281	$267	$256	$366	$321	$599	$687	$911	$944	$1,152	$1,210
Personal Lines Loss Detail
New losses greater than $4,000,000	$5	$-	$-	$-	$-	$5	$-	$-	$-	$-	$-	$5	$5	$5
New losses $1,000,000-$4,000,000	5	5	7	3	3	10	3	2	10	5	15	14	20	17
New losses $250,000-$1,000,000	14	7	10	10	13	12	8	15	20	23	27	35	41	48
Case reserve development above $250,000	3	4	1	3	5	2	7	5	4	11	8	14	11	19
Large losses subtotal	$27	$16	$18	$16	$21	$29	$18	$22	$34	$39	$50	$68	$77	$89
IBNR incurred	1	4	2	1	(10)	-	-	(1)	2	(1)	7	(1)	8	(11)
Catastrophe losses incurred	(1)	11	43	5	(2)	13	61	39	48	100	59	113	58	111
Remaining incurred	86	84	83	75	76	65	76	75	159	151	243	216	328	292
Total losses incurred	$113	$115	$146	$97	$85	$107	$155	$135	$243	$289	$359	$396	$471	$481
Excess & Surplus Lines Loss Detail
New losses greater than $4,000,000	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
New losses $1,000,000-$4,000,000	-	3	-	-	-	-	-	-	-	-	3	-	3	-
New losses $250,000-$1,000,000	2	2	3	2	-	-	-	-	5	-	6	-	9	-
Case reserve development above $250,000	1	-	-	2	1	-	-	-	2	-	3	-	3	1
Large losses subtotal	$3	$5	$3	$4	$1	$-	$-	$-	$7	$-	$12	$-	$15	$1
IBNR incurred	(2)	2	2	2	1	1	2	1	5	3	7	3	4	5
Catastrophe losses incurred	1	-	-	-	-	-	-	-	-	-	-	-	1	-
Remaining incurred	1	3	4	1	2	4	2	1	4	3	7	7	9	9
Total losses incurred	$3	$10	$9	$7	$4	$5	$4	$2	$16	$6	$26	$10	$29	$15

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Ratio
New losses greater than $4,000,000	2.0%	2.3%	1.5%	0.8%	1.3%	2.5%	2.8%	1.3%	1.2%	2.0%	1.6%	2.2%	1.7%	2.0%
New losses $1,000,000-$4,000,000	5.7	4.8	4.0	4.9	5.2	5.9	5.3	3.8	4.6	4.5	4.6	5.0	4.9	5.1
New losses $250,000-$1,000,000	6.7	6.2	7.2	7.4	6.7	7.5	6.4	8.4	7.2	7.5	6.9	7.4	6.8	7.3
Case reserve development above $250,000	5.9	8.9	4.2	5.3	12.4	7.0	9.6	7.6	4.7	8.5	6.2	8.0	6.1	9.0
Large losses subtotal	20.3%	22.2%	16.9%	18.4%	25.6%	22.9%	24.1%	21.1%	17.7%	22.5%	19.3%	22.6%	19.5%	23.4%
IBNR incurred	2.5	2.3	1.6	1.7	2.7	1.7	5.3	2.5	1.6	3.9	1.8	3.2	2.0	3.0
Total catastrophe losses incurred	0.7	3.8	13.6	2.1	(1.7)	0.9	16.1	7.2	7.9	11.6	6.5	8.1	5.1	5.7
Remaining incurred	24.4	30.5	33.0	32.1	23.3	24.7	26.1	31.7	32.6	29.0	31.9	27.5	30.0	26.5
Total loss ratio	47.9%	58.8%	65.1%	54.3%	49.9%	50.2%	71.6%	62.5%	59.8%	67.0%	59.5%	61.4%	56.6%	58.6%
Commercial Lines Loss Ratio
New losses greater than $4,000,000	1.8%	3.1%	2.0%	1.1%	1.7%	2.4%	3.7%	1.7%	1.6%	2.7%	2.1%	2.6%	2.0%	2.4%
New losses $1,000,000-$4,000,000	7.0	5.1	4.1	6.1	6.4	6.1	6.5	4.7	5.1	5.6	5.1	5.8	5.6	5.9
New losses $250,000-$1,000,000	5.8	6.7	7.4	7.7	6.5	7.8	7.0	8.4	7.5	7.7	7.3	7.8	6.9	7.5
Case reserve development above $250,000	7.4	11.4	5.4	6.2	15.5	8.8	11.4	9.1	5.8	10.3	7.7	9.8	7.6	11.1
Large losses subtotal	22.0%	26.3%	18.9%	21.1%	30.1%	25.1%	28.6%	23.9%	20.0%	26.3%	22.2%	26.0%	22.1%	26.9%
IBNR incurred	3.3	1.9	1.3	1.8	5.3	2.0	6.7	3.3	1.6	5.0	1.7	4.0	2.1	4.3
Total catastrophe losses incurred	1.0	3.2	10.5	1.8	(1.8)	(1.2)	10.3	2.5	6.2	6.4	5.2	3.8	4.1	2.5
Remaining incurred	17.8	25.7	28.3	29.0	16.6	20.3	20.4	27.9	28.6	24.1	27.6	22.9	25.2	21.4
Total loss ratio	44.1%	57.1%	59.0%	53.7%	50.2%	46.2%	66.0%	57.6%	56.4%	61.8%	56.7%	56.7%	53.5%	55.1%
Personal Lines Loss Ratio
New losses greater than $4,000,000	2.7%	0.0%	0.0%	0.0%	0.0%	2.9%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	0.7%	0.7%
New losses $1,000,000-$4,000,000	2.3	2.8	4.4	1.5	1.6	5.7	1.9	0.8	3.0	1.4	2.9	2.8	2.8	2.5
New losses $250,000-$1,000,000	7.8	4.0	5.6	5.5	7.5	7.0	4.8	8.6	5.6	6.7	5.0	6.7	5.7	6.9
Case reserve development above $250,000	1.8	2.0	0.6	1.9	3.2	1.3	3.7	3.0	1.2	3.3	1.5	2.7	1.6	2.9
Large losses subtotal	14.6%	8.8%	10.6%	8.9%	12.3%	16.9%	10.4%	12.4%	9.8%	11.4%	9.4%	13.2%	10.8%	13.0%
IBNR incurred	0.8	2.4	0.9	0.3	(5.7)	(0.2)	0.1	(0.6)	0.6	(0.3)	1.2	(0.3)	1.1	(1.6)
Total catastrophe losses incurred	(0.3)	6.0	23.8	3.0	(1.4)	7.9	35.4	22.6	13.5	29.0	11.0	22.0	8.1	16.1
Remaining incurred	45.3	46.0	47.1	43.1	44.2	38.5	44.2	43.9	45.1	44.1	45.4	42.2	45.4	42.7
Total loss ratio	60.4%	63.2%	82.4%	55.3%	49.4%	63.1%	90.1%	78.3%	69.0%	84.2%	67.0%	77.1%	65.4%	70.2%
Excess & Surplus Lines Loss Ratio
New losses greater than $4,000,000	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
New losses $1,000,000-$4,000,000	0.0	19.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.1	0.0	5.1	0.0
New losses $250,000-$1,000,000	17.5	16.7	22.8	16.9	4.4	0.0	0.0	0.0	19.9	0.0	18.7	0.0	18.4	1.5
Case reserve development above $250,000	1.8	2.5	2.7	20.7	5.5	0.0	0.0	0.0	11.6	0.0	13.1	0.0	14.2	1.9
Large losses subtotal	19.3%	38.6%	25.5%	37.6%	9.9%	0.0%	0.0%	0.0%	31.5%	0.0%	38.9%	0.0%	37.7%	3.4%
IBNR incurred	(13.2)	14.9	23.5	18.4	11.4	5.6	26.7	22.4	23.7	24.9	18.5	16.5	9.6	14.8
Total catastrophe losses incurred	(0.1)	4.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.7	0.0	1.2	0.0
Remaining incurred	14.7	14.2	32.5	9.4	21.1	46.7	32.8	29.1	18.3	31.3	18.8	38.0	17.4	32.3
Total loss ratio	20.7%	72.3%	81.5%	65.4%	42.4%	52.3%	59.5%	51.5%	73.5%	56.2%	77.9%	54.5%	65.9%	50.5%
*	Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Claim Count
New losses greater than $4,000,000	3	3	2	1	2	4	4	2	3	6	6	10	9	12
New losses $1,000,000-$4,000,000	23	20	18	19	19	26	22	16	37	38	57	64	80	83
New losses $250,000-$1,000,000	123	112	117	123	107	130	114	149	240	263	352	393	475	500
Case reserve development above $250,000	80	101	73	77	122	81	108	89	150	197	251	278	331	400
Large losses total	229	236	210	220	250	241	248	256	430	504	666	745	895	995
Commercial Lines Loss Claim Count
New losses greater than $4,000,000	2	3	2	1	2	3	4	2	3	6	6	9	8	11
New losses $1,000,000-$4,000,000	20	15	12	17	17	20	19	15	29	34	44	54	64	71
New losses $250,000-$1,000,000	79	88	88	95	77	101	92	112	183	204	271	305	350	382
Case reserve development above $250,000	70	93	70	67	108	74	93	77	137	170	230	244	300	352
Large losses total	171	199	172	180	204	198	208	206	352	414	551	612	722	816
Personal Lines Loss Claim Count
New losses greater than $4,000,000	1	-	-	-	-	1	-	-	-	-	-	1	1	1
New losses $1,000,000-$4,000,000	3	3	6	2	2	6	3	1	8	4	11	10	14	12
New losses $250,000-$1,000,000	38	19	24	24	29	29	22	37	48	59	67	88	105	117
Case reserve development above $250,000	9	7	2	5	13	7	15	12	7	27	14	34	23	47
Large losses total	51	29	32	31	44	43	40	50	63	90	92	133	143	177
Excess & Surplus Lines Loss Claim Count
New losses greater than $4,000,000	-	-	-	-	-	-	-	-	-	-	-	-	-	-
New losses $1,000,000-$4,000,000	-	2	-	-	-	-	-	-	-	-	2	-	2	-
New losses $250,000-$1,000,000	6	5	5	4	1	-	-	-	9	-	14	-	20	1
Case reserve development above $250,000	1	1	1	5	1	-	-	-	6	-	7	-	8	1
Large losses total	7	8	6	9	2	-	-	-	15	-	23	-	30	2

The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2010

(Dollars in millions)	Commercial Lines							Personal Lines				Consolidated		Comm'l	Personal	E & S	Consol
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	E & S Lines	2010 Total	2009 Total	Change %	Change %	Change %	Change %

AL	$15.9	$18.0	$7.4	$1.1	$8.5	$2.2	$1.0	$16.3	$25.4	$5.7	$2.1	$103.7	$104.0	(3.2)	0.8	120.6	(0.2)
AZ	9.4	6.0	8.8	1.3	0.9	1.0	0.6	1.2	1.1	0.4	0.8	31.5	31.7	(6.1)	61.0	165.0	(0.8)
AR	8.3	11.0	5.6	3.3	4.7	1.5	0.6	3.2	3.6	1.1	1.2	44.1	42.5	0.1	17.5	53.5	3.8
CO	3.3	4.0	2.3	0.3	0.1	0.7	0.3	-	0.2	-	0.5	11.6	2.4	400.8	23.8	nm	375.7
CT	0.1	0.1	0.1	0.1	-	-	-	-	-	-	-	0.5	0.5	3.3	17.2	nm	6.2
DE	2.5	2.0	1.6	3.1	0.3	0.2	0.2	-	-	-	-	9.8	7.8	25.3	6.1	nm	25.3
FL	20.8	20.8	8.5	1.1	1.9	2.4	0.9	9.4	13.1	2.6	1.9	83.5	90.2	(6.7)	(15.0)	nm	(7.5)
GA	24.0	22.4	17.1	11.9	7.7	5.8	1.3	32.1	29.3	8.7	4.5	164.6	159.1	1.1	4.9	44.5	3.5
ID	7.4	4.9	4.9	0.1	0.8	0.9	0.3	1.2	0.7	0.2	0.4	21.8	22.5	(10.4)	221.7	110.5	(2.8)
IL	56.2	43.3	27.3	51.2	12.3	6.9	3.1	27.2	21.1	7.0	4.7	260.4	262.2	(3.7)	9.9	21.1	(0.7)
IN	40.2	34.7	20.9	23.8	8.2	6.8	2.4	29.0	27.4	7.4	6.7	207.5	208.7	(5.1)	7.4	34.5	(0.6)
IA	18.4	14.6	9.0	21.2	4.3	3.0	1.3	3.7	4.0	1.8	0.9	82.2	84.1	(4.2)	9.7	113.5	(2.2)
KS	7.4	8.5	4.6	7.8	3.4	1.6	0.5	4.5	5.6	1.3	0.5	45.9	45.0	0.1	6.8	21.3	1.9
KY	20.5	21.8	13.7	3.1	6.0	3.7	1.1	23.2	17.8	4.9	2.3	118.2	112.2	0.7	11.3	54.6	5.3
MD	12.2	6.9	10.9	9.3	1.3	2.0	0.5	0.7	2.0	0.6	1.3	47.5	46.9	(1.1)	25.2	61.6	1.4
MI	30.5	22.1	13.6	14.8	10.7	6.2	2.0	13.2	14.7	3.5	2.7	134.0	132.2	(1.6)	10.3	26.8	1.4
MN	17.9	16.1	7.8	6.9	3.5	2.4	1.3	7.3	6.6	3.3	1.8	75.0	74.4	(3.4)	14.7	25.6	0.8
MO	20.3	20.4	12.9	12.8	6.2	2.6	1.4	4.0	5.5	1.3	3.2	90.7	89.4	(2.6)	24.1	57.3	1.4
MT	10.5	6.8	5.8	0.1	1.2	0.7	0.5	1.6	1.4	0.3	0.3	29.1	30.9	(9.6)	39.3	7.2	(5.7)
NE	6.2	6.0	3.4	6.6	1.4	1.0	0.5	0.7	0.9	0.3	0.5	27.5	27.1	1.1	(4.2)	93.9	1.6
NH	2.9	1.9	1.2	2.4	0.9	0.6	0.2	0.8	0.8	0.4	0.4	12.4	11.7	1.7	18.8	72.3	5.7
NM	2.6	1.1	1.6	0.7	0.2	0.7	0.1	-	-	-	0.5	7.4	6.8	5.7	56.4	141.2	9.6
NY	28.4	10.1	10.8	2.3	1.5	3.1	0.8	-	0.1	-	0.8	57.9	59.6	(3.3)	10.9	68.6	(2.8)
NC	30.9	28.3	18.8	19.5	13.6	8.1	2.0	12.1	9.0	4.3	2.3	149.0	143.4	(4.4)	74.1	21.7	3.9
ND	5.1	3.8	2.5	-	1.0	0.7	0.3	0.5	0.5	0.2	0.2	14.8	14.4	1.3	9.7	78.8	2.6
OH	129.6	91.2	61.0	-	21.0	23.4	5.3	121.1	89.3	32.4	7.2	581.2	580.6	(2.3)	2.8	34.0	0.1
OR	0.1	0.1	0.1	0.1	-	0.1	-	-	-	-	0.1	0.6	0.4	1.6	nm	nm	18.9
PA	42.3	30.0	28.1	45.4	10.2	6.2	2.1	7.5	6.3	3.5	2.7	184.4	181.5	0.5	5.0	92.8	1.6
SC	10.8	8.6	7.1	3.6	2.6	2.2	0.4	1.6	1.3	0.5	0.9	39.8	38.1	(2.5)	177.3	54.8	4.2
SD	2.1	1.8	1.3	2.2	0.5	0.8	0.1	-	-	-	0.2	9.1	12.2	(26.6)	(35.8)	194.7	(25.1)
TN	21.2	19.6	13.7	9.2	10.0	5.1	1.3	9.8	10.4	3.7	1.5	105.6	100.0	2.7	14.9	39.0	5.6
TX	12.8	11.8	7.7	1.9	0.5	1.0	0.9	-	-	-	3.7	40.4	17.7	118.6	(46.1)	343.4	129.0
UT	10.0	4.9	5.9	0.1	0.8	2.1	0.4	3.5	1.4	0.3	1.2	30.4	30.0	(10.0)	146.4	10.3	1.5
VT	4.5	3.7	2.8	7.0	0.9	1.1	0.3	0.9	1.0	0.3	0.5	23.0	21.8	3.6	22.9	40.1	5.8
VA	28.6	23.2	17.9	17.7	5.0	6.5	1.4	9.7	8.1	3.0	2.1	123.2	120.3	1.3	5.0	51.6	2.5
WA	2.8	1.6	1.9	-	-	0.5	0.1	-	-	-	0.6	7.6	5.1	49.0	231.2	47.0	48.9
WV	6.3	4.7	4.3	1.3	2.1	0.9	0.3	-	0.6	0.2	1.4	22.1	23.8	(9.6)	(10.4)	43.4	(7.5)
WI	23.3	15.9	10.7	24.5	4.1	2.7	1.7	8.7	7.5	3.5	1.9	104.4	106.4	(3.8)	4.8	24.3	(1.9)
WY	0.8	0.5	0.2	-	-	0.1	-	-	-	-	0.1	1.7	1.4	14.3	7.9	nm	20.7
All Other	2.6	2.1	2.2	3.2	0.3	1.3	0.1	-	0.1	-	-	12.0	12.7	(6.4)	(0.3)	nm	(6.1)
Total	$699.6	$555.6	$386.2	$320.8	$158.6	$118.9	$37.4	$355.0	$316.8	$102.8	$64.6	$3,116.4	$3,061.7	(1.1)	7.9	55.1	1.8
Other Direct	-	0.9	-	3.3	-	-	-	-	0.2	-	-	4.4	7.2	(14.0)	(89.1)	nm	(38.3)
Total Direct	$699.6	$556.5	$386.2	$324.1	$158.6	$118.9	$37.4	$355.0	$317.0	$102.8	$64.6	$3,120.8	$3,068.9	(1.1)	7.6	55.1	1.7

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

Quarterly Property Casualty Data - Commercial Lines

	Three months ended									Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09		9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Commercial casualty:							`
Written premiums	$166	$161	$168	$191	$156		$168	$171	$209	$359	$379	$520	$548	$686	$704
Earned premiums	175	182	172	164	166		180	180	187	336	366	518	546	693	712
Loss and loss expenses ratio	49.6%	56.5%	48.3%	58.3%	64.7%		45.0%	54.2%	55.2%	53.2%	54.7%	54.4%	51.5%	53.2%	54.6%
Less catastrophe loss ratio	-	-	-	-	-		-	-	-	-	-	-	-	-	-
Loss and loss expenses excluding catastrophe loss ratio	49.6%	56.5%	48.3%	58.3%	64.7%		45.0%	54.2%	55.2%	53.2%	54.7%	54.4%	51.5%	53.2%	54.6%

Commercial property:
Written premiums	$122	$122	$124	$129	$115		$124	$113	$132	$253	$245	$375	$370	$497	$485
Earned premiums	124	123	121	121	122		122	120	121	242	241	365	362	489	485
Loss and loss expenses ratio	55.7%	70.8%	90.1%	71.0%	34.9%		42.8%	88.3%	69.0%	80.5%	78.6%	77.3%	66.6%	71.8%	58.6%
Less catastrophe loss ratio	2.3	9.0	36.7	8.3	(5.1)		0.6	23.5	7.4	22.5	15.4	18.0	10.4	14.0	6.6
Loss and loss expenses excluding catastrophe loss ratio	53.4%	61.8%	53.4%	62.7%	40.0%		42.2%	64.8%	61.6%	58.0%	63.2%	59.3%	56.2%	57.8%	52.1%

Commercial auto:
Written premiums	$92	$91	$99	$103	$93		$92	$94	$110	$202	$204	$293	$296	$385	$388
Earned premiums	97	96	96	95	98		99	98	99	191	197	287	296	384	394
Loss and loss expenses ratio	55.1%	61.3%	72.9%	61.0%	69.3%		67.9%	62.5%	59.7%	67.0%	61.1%	65.1%	63.4%	62.6%	64.9%
Less catastrophe loss ratio	0.4	(0.5)	4.2	(1.0)	0.4		(0.8)	3.3	(0.1)	1.6	1.6	0.9	0.8	0.8	0.7
Loss and loss expenses excluding catastrophe loss ratio	54.7%	61.8%	68.7%	62.0%	68.9%		68.7%	59.2%	59.8%	65.4%	59.5%	64.2%	62.6%	61.8%	64.2%

Workers' compensation:
Written premiums	$75	$68	$72	$95	$71		$69	$79	$104	$167	$183	$235	$252	$310	$323
Earned premiums	81	77	79	74	74		82	88	83	153	171	230	253	311	326
Loss and loss expenses ratio	82.8%	112.2%	89.9%	91.4%	137.1%		110.2%	130.2%	117.5%	90.6%	124.0%	97.8%	119.5%	93.9%	123.5%
Less catastrophe loss ratio	-	-	-	-	-		-	-	-	-	-	-	-	-	-
Loss and loss expenses excluding catastrophe loss ratio	82.8%	112.2%	89.9%	91.4%	137.1%		110.2%	130.2%	117.5%	90.6%	124.0%	97.8%	119.5%	93.9%	123.5%

Specialty package:
Written premiums	$37	$37	$36	$39	$37		$38	$35	$38	$75	$73	$112	$110	$149	$148
Earned premiums	37	38	37	37	37		37	37	35	74	72	112	110	149	147
Loss and loss expenses ratio	34.9%	89.1%	85.6%	89.0%	40.5%		33.5%	114.3%	96.0%	87.3%	105.4%	87.9%	81.0%	74.8%	70.6%
Less catastrophe loss ratio	6.9	18.7	20.2	1.1	(10.2)		(18.2)	68.8	13.7	10.8	41.9	13.4	21.5	11.9	13.4
Loss and loss expenses excluding catastrophe loss ratio	28.0%	70.4%	65.4%	87.9%	50.7%		51.7%	45.5%	82.3%	76.5%	63.5%	74.5%	59.5%	62.9%	57.2%

Surety and executive risk:
Written premiums	$23	$23	$24	$23	$23		$28	$25	$25	$47	$50	$70	$78	$93	$101
Earned premiums	24	22	25	24	27		27	25	25	49	50	71	77	95	104
Loss and loss expenses ratio	119.5%	73.9%	36.2%	51.1%	95.7%		85.6%	67.0%	30.3%	43.6%	48.8%	53.2%	61.7%	69.9%	70.5%
Less catastrophe loss ratio	-	-	-	-	-		-	-	-	-	-	-	-	-	-
Loss and loss expenses excluding catastrophe loss ratio	119.5%	73.9%	36.2%	51.1%	95.7%		85.6%	67.0%	30.3%	43.6%	48.8%	53.2%	61.7%	69.9%	70.5%

Machinery and equipment:
Written premiums	$9	$9	$9	$8	$8		$9	$7	$8	$17	$15	$26	$24	$35	$32
Earned premiums	8	9	8	8	8		8	8	7	16	15	25	23	33	31
Loss and loss expense ratio	17.7%	11.9%	51.9%	6.1%	(47.6	) %	38.4%	39.7%	59.3%	29.3%	49.3%	23.4%	45.6%	21.9%	21.6%
Less catastrophe loss ratio	(0.3)	(1.7)	1.8	(1.0)	(3.5)		(0.1)	1.2	4.5	0.4	2.8	(0.3)	1.8	(0.3)	0.5
Loss and loss expense excluding catastrophe loss ratio	18.0%	13.6%	50.1%	7.1%	(44.1	) %	38.5%	38.5%	54.8%	28.9%	46.5%	23.7%	43.8%	22.2%	21.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Quarterly Property Casualty Data - Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09

Personal auto:
Written premiums	$84	$98	$97	$73	$77	$90	$89	$68	$170	$157	$268	$246	$352	$324
Earned premiums	87	86	83	81	80	80	80	79	164	159	250	239	337	319
Loss and loss expenses ratio	78.6%	68.1%	73.6%	58.2%	71.8%	64.9%	75.7%	63.6%	66.0%	69.7%	66.7%	68.1%	69.8%	69.0%
Less catastrophe loss ratio	(0.1)	0.1	4.0	(0.1)	(0.8)	0.6	3.1	0.3	2.0	1.7	1.3	1.4	1.0	0.8
Loss and loss expenses excluding catastrophe loss ratio	78.7%	68.0%	69.6%	58.3%	72.6%	64.3%	72.6%	63.3%	64.0%	68.0%	65.4%	66.7%	68.8%	68.2%

Homeowner:
Written premiums	$75	$83	$81	$60	$68	$75	$76	$56	$141	$132	$224	$208	$299	$275
Earned premiums	75	72	72	70	69	68	70	70	142	140	214	207	289	276
Loss and loss expenses ratio	72.1%	84.5%	123.8%	76.0%	53.0%	96.4%	147.8%	132.9%	100.2%	140.3%	94.9%	126.0%	89.0%	107.8%
Less catastrophe loss ratio	(0.9)	13.4	52.8	6.9	(2.6)	18.0	77.6	51.5	30.1	64.5	24.5	49.4	17.9	36.4
Loss and loss expenses excluding catastrophe loss ratio	73.0%	71.1%	71.0%	69.1%	55.6%	78.4%	70.2%	81.4%	70.1%	75.8%	70.4%	76.6%	71.1%	71.4%

Other personal:
Written premiums	$24	$27	$26	$22	$22	$25	$25	$21	$48	$45	$75	$70	$99	$92
Earned premiums	24	24	24	23	23	22	22	22	47	44	71	67	95	90
Loss and loss expenses ratio	32.1%	50.3%	53.0%	51.5%	33.8%	33.8%	42.6%	37.8%	52.3%	40.2%	51.6%	38.0%	46.6%	36.9%
Less catastrophe loss ratio	0.9	4.3	5.3	2.8	0.5	3.4	18.7	11.0	4.1	14.8	4.2	11.0	3.3	8.3
Loss and loss expenses excluding catastrophe loss ratio	31.2%	46.0%	47.7%	48.7%	33.3%	30.4%	23.9%	26.8%	48.2%	25.4%	47.4%	27.0%	43.3%	28.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

		Paid				Loss				Loss
	Paid	loss	Total	Case	IBNR	expense	Total	Case	IBNR	expense	Total
(In millions)	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at December 31, 2010
Commercial casualty	$295	$117	$412	$(78)	$13	$(8)	$(73)	$217	$13	$109	$339
Commercial property	274	44	319	45	(3)	2	44	319	(3)	46	362
Commercial auto	221	38	259	(8)	(6)	(5)	(19)	213	(6)	33	240
Workers' compensation	228	39	267	24	6	5	35	252	6	44	302
Specialty packages	83	19	102	12	(3)	-	9	95	(3)	19	111
Surety and executive risk	58	13	71	3	4	1	8	61	4	14	79
Machinery and equipment	7	1	8	(1)	-	-	(1)	6	-	1	7
Total commercial lines	1,166	271	1,437	(3)	11	(5)	3	1,163	11	266	1,440

Personal auto	205	30	235	(3)	3	-	-	202	3	30	235
Homeowners	217	32	249	16	(5)	-	11	233	(5)	32	260
Other personal	43	5	48	(8)	2	-	(6)	35	2	5	42
Total personal lines	465	67	532	5	-	-	5	470	-	67	537

Commercial casualty & property	6	2	8	18	6	10	34	24	6	12	42
Total excess & surplus lines	6	2	8	18	6	10	34	24	6	12	42
Total property casualty	$1,637	$340	$1,977	$20	$17	$5	$42	$1,657	$17	$345	$2,019

Ceded loss and loss expense incurred at December 31, 2010
Commercial casualty	$78	$4	$82	$(48)	$(36)	$(28)	$(112)	$30	$(36)	$(24)	$(30)
Commercial property	5	3	8	7	(4)	-	3	12	(4)	3	11
Commercial auto	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Workers' compensation	10	1	11	-	(1)	-	(1)	10	(1)	1	10
Specialty packages	-	1	1	-	(1)	-	(1)	-	(1)	1	-
Surety and executive risk	3	1	4	8	-	-	8	11	-	1	12
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	97	10	107	(33)	(43)	(28)	(104)	64	(43)	(18)	3

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	3	3	6	2	(6)	-	(4)	5	(6)	3	2
Other personal	-	-	-	-	(2)	-	(2)	-	(2)	-	(2)
Total personal lines	3	3	6	2	(8)	-	(6)	5	(8)	3	-

Commercial casualty & property	-	-	-	-	1	-	1	-	1	-	1
Total excess & surplus lines	-	-	-	-	1	-	1	-	1	-	1
Total property casualty	$100	$13	$113	$(31)	$(50)	$(28)	$(109)	$69	$(50)	$(15)	$4

Net loss and loss expense incurred at December 31, 2010
Commercial casualty	$217	$113	$330	$(30)	$49	$20	$39	$187	$49	$133	$369
Commercial property	269	41	310	38	1	2	41	307	1	43	351
Commercial auto	220	38	258	(8)	(5)	(5)	(18)	212	(5)	33	240
Workers' compensation	218	38	256	24	7	5	36	242	7	43	292
Specialty packages	83	18	101	12	(2)	-	10	95	(2)	18	111
Surety and executive risk	55	12	67	(5)	4	1	-	50	4	13	67
Machinery and equipment	7	1	8	(1)	-	-	(1)	6	-	1	7
Total commercial lines	1,069	261	1,330	30	54	23	107	1,099	54	284	1,437

Personal auto	205	30	235	(3)	3	-	-	202	3	30	235
Homeowners	213	29	242	14	1	1	16	227	1	30	258
Other personal	43	5	48	(8)	4	-	(4)	35	4	5	44
Total personal lines	461	64	525	3	8	1	12	464	8	65	537

Commercial casualty & property	6	2	8	18	5	10	33	24	5	12	41
Total excess & surplus lines	6	2	8	18	5	10	33	24	5	12	41
Total property casualty	$1,536	$327	$1,863	$51	$67	$34	$152	$1,587	$67	$361	$2,015

Consolidated Cincinnati Insurance Companies
10-Year Property Casualty Data - All Lines

	Years ended December 31,
(Dollars in millions)	2010	2009		2008		2007		2006	2005	2004	2003	2002	2001
Premiums
Adjusted written premiums – statutory*	$2,952	$2,919		$3,040		$3,149		$3,172	$3,097	$3,026	$2,789	$2,496	$2,188
Codification	-	-		-		-		-	-	-	-	-	402
Written premium adjustment – statutory	11	(8)		(30)		(32)		6	(21)	(29)	26	117	-
Reported written premiums – statutory**	2,963	2,911		3,010		3,117		3,178	3,076	2,997	2,815	2,613	2,590
Unearned premium change	(39)	-		-		8		(14)	(18)	(78)	(162)	(222)	(517)
Earned premiums (GAAP)	$2,924	$2,911		$3,010		$3,125		$3,164	$3,058	$2,919	$2,653	$2,391	$2,073

Year-over-year growth rate:
Adjusted written premiums – statutory	1%	(4	) %	(3	) %	(1	) %	2%	2%	8%	12%	14%	13%
Written premiums – statutory	2%	(3	) %	(3	) %	(2	) %	3%	3%	6%	8%	1%	38%
Earned premiums	-%	(3	) %	(4	) %	(1	) %	3%	5%	10%	11%	15%	13%

Statutory combined ratio
Reported statutory combined ratio*	101.8%	104.4%		100.4%		90.3%		93.9%	89.0%	89.4%	94.2%	98.4%	99.5%
Codification	-	-		-		-		-	-	-	-	-	4.1
Written premium adjustment – statutory	nm	nm		nm		nm		nm	nm	nm	nm	1.2	-
One-time item	-	-		-		-		-	-	-	0.8	-	-
Statutory combined ratio (adjusted)	101.8%	104.4%		100.4%		90.3%		93.9%	89.0%	89.4%	95.0%	99.6%	103.6%
Less catastrophe losses	5.1	5.7		6.8		0.8		5.5	4.1	5.1	3.6	3.6	3.1
Statutory combined ratio excluding catastrophe losses (adjusted)	96.7%	98.7%		93.6%		89.5%		88.4%	84.9%	84.3%	91.4%	96.0%	100.5%

Reported commission expense ratio*	18.7%	19.0%		18.4%		19.2%		18.7%	19.3%	19.2%	17.6%	15.9%	13.9%
Codification	-	-		-		-		-	-	-	-	-	2.6
Written premium adjustment – statutory	nm	nm		nm		nm		nm	nm	nm	nm	0.8	-
Commission expense ratio (adjusted)	18.7%	19.0%		18.4%		19.2%		18.7%	19.3%	19.2%	17.6%	16.7%	16.5%

Reported other expense ratio*	14.2%	13.7%		13.7%		12.5%		11.7%	10.5%	10.1%	8.9%	9.6%	8.7%
Codification	-	-		-		-		-	-	-	-	-	1.5
Written premium adjustment – statutory	nm	nm		nm		nm		nm	nm	nm	nm	0.4	-
One-time item	-	-		-		-		-	-	-	0.8	-	-
Other expense ratio (adjusted)	14.2%	13.7%		13.7%		12.5%		11.7%	10.5%	10.1%	9.7%	10.0%	10.2%

Reported statutory expense ratio*	32.9%	32.7%		32.1%		31.7%		30.4%	29.8%	29.3%	26.5%	25.5%	22.6%
Codification	-	-		-		-		-	-	-	-	-	4.1
Written premium adjustment – statutory	nm	nm		nm		nm		nm	nm	nm	nm	1.2	-
One-time item	-	-		-		-		-	-	-	0.8	-	-
Statutory expense ratio (adjusted)	32.9%	32.7%		32.1%		31.7%		30.4%	29.8%	29.3%	27.3%	26.7%	26.7%

GAAP combined ratio
GAAP combined ratio	101.7%	104.5%		100.6%		90.3%		94.3%	89.2%	89.8%	94.7%	99.7%	104.9%
One-time item	-	-		-		-		-	-	-	0.8	-	-
GAAP combined ratio before one-time item	101.7%	104.5%		100.6%		90.3%		94.3%	89.2%	89.8%	95.5%	99.7%	104.9%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.781	0.800		0.905		0.731		0.668	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	0.003	(0.002)		(0.009)		(0.007)		0.001	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.784	0.798		0.896		0.724		0.669	0.734	0.714	1.012	1.117	1.023
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.

Consolidated Cincinnati Insurance Companies
6-Year Property Casualty Data - Commercial Lines

	Years ended December 31,
(Dollars in millions)	2010	2009	2008	2007	2006	2005
Premiums
Adjusted written premiums – statutory*	$2,144	$2,190	$2,341	$2,444	$2,435	$2,306
Written premium adjustment – statutory	11	(9)	(30)	(31)	7	(16)
Reported written premiums – statutory	$2,155	$2,181	$2,311	$2,413	$2,442	$2,290
Unearned premium change	(1)	18	5	(2)	(40)	(36)
Earned premiums (GAAP)	$2,154	$2,199	$2,316	$2,411	$2,402	$2,254

Year-over-year growth rate:
Adjusted written premiums – statutory	(2)%	(6)%	(4)%	0%	6%	4%
Written premiums – statutory	(1)%	(6)%	(4)%	(1)%	7%	5%
Earned premiums	(2)%	(5)%	(4)%	0%	7%	6%

Statutory combined ratio
Reported statutory combined ratio*	99.6%	101.8%	96.6%	89.2%	90.8%	87.1%
Less catastrophe losses	4.1	2.5	4.5	0.7	3.7	3.4
Statutory combined ratio excluding catastrophe losses (adjusted)	95.5%	99.3%	92.1%	88.5%	87.1%	83.7%

GAAP combined ratio
GAAP combined ratio	99.4%	101.6%	97.0%	89.2%	91.3%	87.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies

Consolidated Cincinnati Insurance Companies
6-Year Property Casualty Data - Personal Lines

	Years ended December 31,
(Dollars in millions)	2010	2009	2008	2007	2006	2005
Premiums
Adjusted written premiums – statutory*	$750	$690	$685	$705	$737	$791
Written premium adjustment – statutory	-	1	-	(1)	(1)	(5)
Reported written premiums – statutory	$750	$691	$685	$704	$736	$786
Unearned premium change	(29)	(6)	4	10	26	18
Earned premiums (GAAP)	$721	$685	$689	$714	$762	$804

Year-over-year growth rate:
Adjusted written premiums – statutory	9%	1%	(3)%	(4)%	(7)%	(3)%
Written premiums – statutory	9%	1%	(3)%	(4)%	(6)%	(3)%
Earned premiums	5%	(1)%	(4)%	(6)%	(5)%	1%

Statutory combined ratio
Reported statutory combined ratio*	107.1%	111.4%	111.6%	94.1%	103.6%	94.3%
Less catastrophe losses	8.1	16.1	14.5	1.3	11.3	6.3
Statutory combined ratio excluding catastrophe losses (adjusted)	99.0%	95.3%	97.1%	92.8%	92.3%	88.0%

GAAP combined ratio
GAAP combined ratio	107.7%	111.8%	111.9%	93.9%	103.6%	94.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

	Three months ended													Six months ended			Nine months ended			Twelve months ended
(Dollars in millions)	12/31/10	9/30/10	6/30/10	3/31/10		12/31/09		9/30/09		6/30/09		3/31/09		6/30/10	6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums	$648	$677	$685	$682		$635		$669		$666		$695		$1,367	$1,361		$2,044	$2,030		$2,692	$2,665
Agency new business written premiums	107	109	106	92		94		107		107		97		198	204		307	311		414	405
Other written premiums	(33)	(50)	(42)	(18)		(49)		(46)		(50)		(14)		(60)	(64)		(110)	(110)		(143)	(159)
Reported written premiums – statutory*	$722	$736	$749	$756		$680		$730		$723		$778		$1,505	$1,501		$2,241	$2,231		$2,963	$2,911
Unearned premium change	23	7	(21)	(48)		33		3		10		(46)		(69)	(36)		(62)	(33)		(39)	-
Earned premiums	$745	$743	$728	$708		$713		$733		$733		$732		$1,436	$1,465		$2,179	$2,198		$2,924	$2,911
Year over year change %
Agency renewal written premiums	2%	1%	3%	(2	) %	(5	) %	(3	) %	(10	) %	(5	) %	0%	(8	) %	1%	(6	) %	1%	(6	) %
Agency new business written premiums	14	2	(1)	(5)		(6)		15		7		28		(3)	17		(1)	16		2	10
Other written premiums	33	(9)	16	(29)		4		13		(4)		58		6	21		0	19		10	15
Reported written premiums – statutory*	6	1	4	(3)		(5)		0		(8)		0		0	(4)		0	(3)		2	(3)
Paid losses and loss expenses
Losses paid	$400	$421	$382	$334		$381		$390		$412		$401		$716	$813		$1,137	$1,203		$1,537	$1,584
Loss expenses paid	93	84	72	80		96		83		84		78		151	162		235	245		328	340
Loss and loss expenses paid	$493	$505	$454	$414		$477		$473		$496		$479		$867	$975		$1,372	$1,448		$1,865	$1,924
Statutory combined ratio
Loss ratio	47.7%	58.8%	65.1%	54.3%		49.9%		50.2%		71.6%		62.5%		59.8%	67.0%		59.5%	61.4%		56.5%	58.6%
Allocated loss expense ratio	6.7	5.9	5.7	6.0		7.4		6.1		6.7		4.9		5.8	5.8		5.9	5.9		6.1	6.3
Unallocated loss expense ratio	6.5	6.9	5.2	6.7		7.7		6.4		6.3		6.8		6.0	6.6		6.2	6.5		6.3	6.8
Net underwriting expense ratio	33.3	32.9	31.3	34.1		34.1		34.2		32.0		30.9		32.7	31.4		32.8	32.4		32.9	32.7
Statutory combined ratio	94.2%	104.5%	107.3%	101.1%		99.1%		96.9%		116.6%		105.1%		104.3%	110.8%		104.4%	106.2%		101.8%	104.4%
Contribution from catastrophe losses	0.7	3.8	13.6	2.1		(1.7)		0.9		16.1		7.2		8.0	11.6		6.5	8.1		5.1	5.7
Statutory combined ratio excluding catastrophe losses	93.5%	100.7%	93.7%	99.0%		100.8%		96.0%		100.5%		97.9%		96.3%	99.2%		97.9%	98.1%		96.7%	98.7%
Commission expense ratio	19.9%	18.7%	17.9%	18.4%		20.4%		20.1%		18.2%		17.7%		18.1%	17.9%		18.3%	18.7%		18.7%	19.0%
Other expense ratio	13.4	14.2	13.4	15.7		13.7		14.1		13.8		13.2		14.6	13.5		14.5	13.7		14.2	13.7
Statutory expense ratio	33.3%	32.9%	31.3%	34.1%		34.1%		34.2%		32.0%		30.9%		32.7%	31.4%		32.8%	32.4%		32.9%	32.7%
GAAP combined ratio
GAAP combined ratio	93.1%	103.9%	107.6%	102.6%		98.6%		95.1%		116.6%		107.5%		105.2%	112.1%		104.7%	106.4%		101.7%	104.5%
Contribution from catastrophe losses	0.7	3.8	13.6	2.1		(1.7)		0.9		16.1		7.2		8.0	11.6		6.5	8.1		5.1	5.7
GAAP combined ratio excluding catastrophe losses	92.4%	100.1%	94.0%	100.5%		100.3%		94.2%		100.5%		100.3%		97.2%	100.5%		98.2%	98.3%		96.6%	98.8%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

	Three months ended															Six months ended				Nine months ended				Twelve months ended
(Dollars in millions)	12/31/10		9/30/10		6/30/10	3/31/10		12/31/09		9/30/09		6/30/09		3/31/09		6/30/10		6/30/09		9/30/10		9/30/09		12/31/10		12/31/09
Premiums
Agency renewal written premiums	$474		$479		$492	$533		$478		$489		$488		$557		$1,025		$1,045		$1,504		$1,535		$1,978		$2,013
Agency new business written premiums	76		74		73	66		67		76		79		76		139		155		213		231		289		298
Other written premiums	(26)		(42)		(33)	(11)		(42)		(37)		(43)		(7)		(44)		(51)		(86)		(88)		(112)		(130)
Reported written premiums – statutory*	$524		$511		$532	$588		$503		$528		$524		$626		$1,120		$1,149		$1,631		$1,678		$2,155		$2,181
Unearned premium change	22		36		6	(65)		29		27		32		(69)		(59)		(37)		(23)		(11)		(1)		18
Earned premiums	$546		$547		$538	$523		$532		$555		$556		$557		$1,061		$1,112		$1,608		$1,667		$2,154		$2,199
Year over year change %
Agency renewal written premiums	(1	) %	(2	) %	1%	(4	) %	(7	) %	(3	) %	(12	) %	(5	) %	(2	) %	(8	) %	(2	) %	(7	) %	(2	) %	(7	) %
Agency new business written premiums	13		(3)		(8)	(13)		(19)		0		(9)		15		(10)		1		(8)		1		(3)		(4)
Other written premiums	38		(14)		23	(57)		7		10		(5)		76		14		28		2		21		14		17
Reported written premiums – statutory*	4		(3)		2	(6)		(9)		(2)		(12)		0		(3)		(6)		(3)		(5)		(1)		(6)
Paid losses and loss expenses
Losses paid	$284		$290		$266	$230		$267		$267		$275		$271		$497		$546		$786		$813		$1,070		$1,080
Loss expenses paid	75		65		58	63		76		66		67		60		120		126		186		192		261		268
Loss and loss expenses paid	$359		$355		$324	$293		$343		$333		$342		$331		$617		$672		$972		$1,005		$1,331		$1,348
Statutory combined ratio
Loss ratio	44.2%		57.1%		59.0%	53.8%		50.2%		46.2%		66.0%		57.6%		56.4%		61.8%		56.7%		56.7%		53.5%		55.1%
Allocated loss expense ratio	7.9		6.9		6.5	7.1		8.7		7.1		7.8		5.8		6.8		6.8		6.8		6.9		7.1		7.3
Unallocated loss expense ratio	6.4		6.7		4.8	6.6		7.9		6.0		5.7		6.4		5.7		6.0		6.0		6.0		6.1		6.5
Net underwriting expense ratio	33.4		34.8		31.7	31.9		35.1		35.6		32.5		29.2		31.8		30.8		32.7		32.2		32.9		32.9
Statutory combined ratio	91.9%		105.5%		102.0%	99.3%		102.0%		94.9%		112.0%		99.0%		100.7%		105.4%		102.2%		101.8%		99.6%		101.8%
Contribution from catastrophe losses	1.0		3.2		10.4	1.8		(1.8)		(1.2)		10.2		2.5		6.2		6.4		5.2		3.8		4.1		2.5
Statutory combined ratio excluding catastrophe losses	90.9%		102.3%		91.6%	97.5%		103.8%		96.1%		101.8%		96.5%		94.5%		99.0%		97.0%		98.0%		95.5%		99.3%
Commission expense ratio	19.0%		19.0%		17.6%	17.2%		20.0%		20.3%		18.1%		16.4%		17.4%		17.2%		17.9%		18.2%		18.1%		18.6%
Other expense ratio	14.4		15.8		14.1	14.7		15.1		15.3		14.4		12.8		14.4		13.5		14.8		14.0		14.8		14.3
Statutory expense ratio	33.4%		34.8%		31.7%	31.9%		35.1%		35.6%		32.5%		29.2%		31.8%		30.7%		32.7%		32.2%		32.9%		32.9%
GAAP combined ratio
GAAP combined ratio	90.6%		103.4%		101.7%	102.1%		100.8%		92.4%		110.9%		102.2%		101.9%		106.6%		102.4%		101.9%		99.4%		101.6%
Contribution from catastrophe losses	1.0		3.2		10.4	1.8		(1.8)		(1.2)		10.2		2.5		6.2		6.4		5.2		3.8		4.1		2.5
GAAP combined ratio excluding catastrophe losses	89.6%		100.2%		91.3%	100.3%		102.6%		93.6%		100.7%		99.7%		95.7%		100.2%		97.2%		98.1%		95.3%		99.1%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

	Three months ended												Six months ended			Nine months ended			Twelve months ended
(Dollars in millions)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09		9/30/09		6/30/09		3/31/09		6/30/10	6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums	$166	$189	$187	$143	$153		$177		$176		$137		$330	$313		$519	$490		$685	$642
Agency new business written premiums	23	25	24	18	20		21		19		14		42	34		67	55		90	75
Other written premiums	(6)	(6)	(7)	(6)	(6)		(8)		(5)		(6)		(13)	(13)		(19)	(21)		(25)	(26)
Reported written premiums – statutory*	$183	$208	$204	$155	$167		$190		$190		$145		$359	$334		$567	$524		$750	$691
Unearned premium change	3	(26)	(25)	19	5		(20)		(18)		26		(6)	9		(32)	(11)		(29)	(6)
Earned premiums	$186	$182	$179	$174	$172		$170		$172		$171		$353	$343		$535	$513		$721	$685
Year over year change %
Agency renewal written premiums	8%	7%	6%	4%	(2	) %	(4	) %	(5	) %	(6	) %	5%	(6	) %	6%	(5	) %	7%	(4	) %
Agency new business written premiums	15	19	26	29	82		91		90		75		24	79		22	83		20	79
Other written premiums	0	25	(40)	0	25		33		0		(50)		0	(30)		10	5		4	10
Reported written premiums – statutory*	10	9	7	7	5		3		(1)		(3)		7	(2)		8	0		9	1
Paid losses and loss expenses
Losses paid	$116	$128	$114	$103	$112		$121		$137		$130		$217	$267		$345	$389		$461	$501
Loss expenses paid	17	17	14	17	19		18		18		18		30	35		48	52		65	71
Loss and loss expenses paid	$133	$145	$128	$120	$131		$139		$155		$148		$247	$302		$393	$441		$526	$572
Statutory combined ratio
Loss ratio	60.5%	63.2%	82.4%	55.3%	49.4%		63.1%		90.1%		78.3%		69.0%	84.2%		67.0%	77.1%		65.4%	70.2%
Allocated loss expense ratio	2.5	1.9	2.0	1.9	2.7		2.4		2.4		1.9		2.0	2.2		1.9	2.2		2.1	2.4
Unallocated loss expense ratio	6.9	7.2	6.7	7.2	7.1		7.8		8.2		8.3		6.9	8.3		7.1	8.1		6.9	7.8
Net underwriting expense ratio	32.6	28.4	30.1	42.1	30.2		29.5		29.8		35.4		35.3	32.1		32.8	31.2		32.7	31.0
Statutory combined ratio	102.5%	100.7%	121.2%	106.5%	89.4%		102.8%		130.5%		123.9%		113.2%	126.8%		108.8%	118.7%		107.1%	111.4%
Contribution from catastrophe losses	(0.3)	6.0	23.8	3.0	(1.4)		7.9		35.4		22.6		13.6	29.0		11.0	22.0		8.1	16.1
Statutory combined ratio excluding catastrophe losses	102.8%	94.7%	97.4%	103.5%	90.8%		94.9%		95.1%		101.3%		99.6%	97.8%		97.8%	96.7%		99.0%	95.3%
Commission expense ratio	21.7%	17.1%	18.1%	22.4%	20.9%		19.1%		18.0%		22.5%		20.0%	20.0%		19.0%	19.6%		19.6%	20.0%
Other expense ratio	10.9	11.3	12.0	19.7	9.3		10.4		11.7		12.9		15.3	12.2		13.8	11.6		13.1	11.0
Statutory expense ratio	32.6%	28.4%	30.1%	42.1%	30.2%		29.5%		29.7%		35.4%		35.3%	32.2%		32.8%	31.2%		32.7%	31.0%
GAAP combined ratio
GAAP combined ratio	101.9%	103.4%	123.4%	102.5%	90.9%		102.3%		133.2%		120.7%		113.1%	126.9%		109.8%	118.7%		107.7%	111.8%
Contribution from catastrophe losses	(0.3)	6.0	23.8	3.0	(1.4)		7.9		35.4		22.6		13.6	29.0		11.0	22.0		8.1	16.1
GAAP combined ratio excluding catastrophe losses	102.2%	97.4%	99.6%	99.5%	92.3%		94.4%		97.8%		98.1%		99.5%	97.9%		98.8%	96.7%		99.6%	95.7%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2010	2009	Change	% Change	2010	2009	Change	% Change

Net premiums written	$93	$110	$(17)	(15)	$369	$338	$31	9
Net investment income	33	33	-	nm	134	126	8	6
Amortization of interest maintenance reserve	-	(1)	1	nm	(2)	(6)	5	67
Commissions and expense allowances on reinsurance ceded	2	2	-	nm	7	7	-	nm
Income from fees associated with Separate Accounts	1	-	1	nm	2	1	1	100
Total revenues	$129	$144	$(15)	(10)	$510	$466	$44	9

Death benefits and matured endowments	$17	$11	$6	55	$57	$53	$4	8
Annuity benefits	10	7	3	43	38	30	8	27
Disability benefits and benefits under accident and health contracts	1	-	1	nm	2	2	-	nm
Surrender benefits and group conversions	5	6	(1)	(17)	23	21	2	10
Interest and adjustments on deposit-type contract funds	3	3	-	nm	11	11	-	nm
Increase in aggregate reserves for life and accident and health contracts	74	92	(18)	(20)	296	275	21	8
Payments on supplementary contracts with life contingencies	-	-	-	nm	-	-	-	nm
Total benefit expenses	$110	$119	$(9)	(8)	$427	$392	$35	9

Commissions	$12	$13	$(1)	(8)	$46	$42	$4	10
General insurance expenses and taxes	9	9	-	nm	38	36	2	6
Increase in loading on deferred and uncollected premiums	(1)	(1)	-	nm	(6)	(5)	(1)	(20)
Net transfers from Separate Accounts	-	-	-	nm	(2)	(4)	2	50
Other deductions	-	-	-	nm	-	-	-	nm
Total operating expenses	$20	$21	$(1)	(5)	$76	$69	$7	10

Federal and foreign income tax benefit	(1)	(1)	-	nm	(6)	(6)	-	nm

Net gain from operations before realized capital gains	$-	$5	$(5)	nm	$13	$11	$2	18

Net realized gains net of capital gains tax	-	11	(11)	nm	2	4	(2)	(50)

Net income (statutory)	$-	$16	$(16)	nm	$15	$15	$-	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.